UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2012

IMMERSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rio Robles

San Jose, California 95134

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 467-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events.

On August 3, 2012, the Board of Directors (the “Board”) of Immersion Corporation appointed Carl Schlachte as the chairman of the Board, effective July 1, 2012. In conjunction with his appointment, the new composition of the Board and its committees is as follows:

Audit Committee:

John Fichthorn

Carl Schlachte

David Sugishita - Chair

Compensation Committee:

Jack Saltich - Chair

David Sugishita

Nominating/Corporate Governance Committee:

Jack Saltich - Chair

Carl Schlachte

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2012	IMMERSION CORPORATION

	By:	/s/ Amie Peters
Amie Peters
General Counsel